SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                          Date of Report: May 15, 2003

                              PRESIDION CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         FLORIDA                      000-31489                 65-0832987
         -------                      ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)


755 W. BIG BEAVER, SUITE 1700, TROY, MICHIGAN                      48084
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:           (248) 269-9600
                                                              --------------


                             MEDIABUS NETWORKS, INC.
                             -----------------------
                           (Former Name of Registrant)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            (a)   Previous Independent Accountants

      (1)   (i)   Effective May 15, 2003,  Presidion  Corporation f/k/a MediaBus
Networks, Inc. (the "Registrant") dismissed Hurley and Co. ("Hurley and Co.") as its independent certified public accountants.

            (ii) Hurley and Co.'s report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on May 15, 2003.

            (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through May 15, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through May 15, 2003, Hurley and Co. did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of
Item 304 of Regulation S-K.

            (vi) The Registrant requested Hurley and Co. to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

            (b)   New Independent Accountants

      On May 15,  2003,  the  Registrant  engaged  Ernst & Young  LLP  ("Ernst &
Young") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Ernst & Young on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Ernst & Young.


ITEM 7. EXHIBITS

Exhibit 99.1      Letter dated May 15, 2003, from Hurley and Co.


ITEM 8. CHANGE IN FISCAL YEAR

      On May 15, 2003 the Registrant's Board of Directors approved changing the Registrant's fiscal year. The date of the new fiscal year end is December 31st.

                                       2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2003                       PRESIDION CORPORATION

                                         By: /s/ Craig A. Vanderburg
                                             -------------------------------
                                         Name: Craig A. Vanderburg
                                         Its:  President